Operating leases	12 Months Ended
Dec. 31, 2017
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Operating leases
23.	Operating leases

Rent

On November 1, 2016, Merus N.V. closed a new lease agreement with Stichting Incubator Utrecht for a new office building. The agreement term is for five years and expires in the fourth quarter of 2021. If the lease is not terminated by Merus, it will be automatically renewed for a period of two years. The agreed rental price is €434 thousand per year. The Company moved into the new office building in November 2016. For the years ended December 31, 2017, and 2016, the Company recognized an amount of €564 thousand and €270 thousand, respectively, for rent and service charges related to the abovementioned buildings.

Future minimum lease payments under this lease as at December 31, 2017 are payable as follows:

Less than one year	602
Between one and five years	1,897
More than five years	—

Total	2,499